Semi
Annual
Report

                                 April 30, 1997

Franklin Templeton
International Trust

   Templeton Pacific Growth Fund
   Templeton Foreign Smaller Companies Fund


CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.

(PICTURE OMITTED)
Rupert H. Johnson, Jr.
President
Franklin Templeton
International Trust

CONTENTS

Shareholder Letter                  1
Fund Reports
 Templeton Pacific
Growth Fund                         3
 Templeton Foreign
Smaller Companies Fund              10
Statement
of Investments                      17
Financial Statements                28
Notes to Financial
Statements                          32


SHAREHOLDER LETTER


Dear Shareholder:

We are pleased to bring you this semi-annual report for the Franklin Templeton International Trust, which covers the six months ended April 30, 1997. The Trust consists of the Templeton Pacific Growth Fund and the Templeton Foreign Smaller Companies Fund.

Although some global equity markets delivered positive results during the period under review, others did not. The Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI EAFE) Index, which tracks the equity markets of 18 nations, reported a total return of +1.72% for the six-month period, while the MSCI Pacific Index, representative of equity markets in six countries in the region, returned -32.08%.* Of course, markets have always experienced ups and downs, often not in tandem, and volatility is a normal part of investing. Many stocks, however, have historically provided impressive long-term results. We therefore urge you to focus on the achievement of your long-term investment goals, rather than concentrating on short-term market cycles.

On the following pages, you will find detailed discussions about the Templeton Pacific Growth Fund and the Templeton Foreign Smaller Companies Fund. Although the Funds have different investment objectives and strategies, their managers share a dedication to the principles of careful stock selection, broad diversification, and constant professional supervision. For specific information about the Funds, including how market conditions and management strategies have affected their performance, please refer to the Funds' reports following this letter.

We thank you for your support, welcome your questions, and look forward to serving your investment needs in the years to come.

Sincerely,
Rupert H. Johnson, Jr.
President
Franklin Templeton International Trust


*Source: Micropal. Indices are unmanaged and include price appreciation and reinvestment of dividends.

TEMPLETON PACIFIC GROWTH FUND


Your Fund's Objective: The Templeton Pacific Growth Fund seeks to provide long-term growth of capital by investing in equity securities of which at least 65% trade on markets in the Pacific Rim.

The six months under review were especially challenging for investors in Pacific Rim equity markets. Singapore's stock market declined 5.7%, Japan's suffered a loss of 15.6%, and Thailand's plummeted 27.4%. However, Hong Kong's market gained 4.6%, and Australia's rose 7.3%.1 Within this environment, the Templeton Pacific Growth Fund's Class I shares delivered a six-month cumulative total return of -1.03%, as discussed in the Performance Summary on page 6. Although this result disappointed us, we are pleased to report that the Fund significantly outperformed its benchmark, the Morgan Stanley Capital International(R) (MSCI) Pacific Index, which provided a total return of -32.08% for the same period.2

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

1. Source: Bloomberg. Price depreciation and appreciation is measured in U.S. dollars, and includes reinvested dividends.

2. The MSCI Pacific Index is an unmanaged composite of approximately 525 companies in Australia, Hong Kong, Japan, New Zealand, Singapore, and Malaysia. This is a total return index in U.S. dollars, with gross dividends reinvested.

As you can see in the chart to the right, Hong Kong was the Fund's largest geographic exposure (29.2% of total net assets) on April 30, 1997. During the reporting period, a recovery in Hong Kong's retail and property sectors helped to buoy its stock market, and the Fund benefited from the rising share prices of Cheung Kong Holdings Ltd. and Hon Kwok Land Investment Co. Ltd., two companies with real estate holdings in Hong Kong.

Japan's economy continued to falter, as its banking system faced huge amounts of uncollectable loans secured by land or stock worth less than the amount of the loans. Although our holdings of Sony Corp. performed well, the yen's decline during the period adversely affected the Fund's total return, and we decreased our Japanese exposure from 20.3% of total net assets on October 31, 1996 to 13.8% on April 30, 1997.

In Singapore, the government announced measures aimed at dampening the soaring residential property market in an attempt to control inflation. Since many companies listed on Singapore's stock exchange have high real estate exposure, this contributed to generally poor corporate earnings, and hurt the Fund's Singapore holdings.

Indonesia was plagued by political problems, as President Suharto's administration suppressed key opposition figures, causing riots in Jakarta. Its stock market experienced severe volatility, and we took this opportunity to purchase shares of PT Bank Bali and PT Panin Bank, two financial institutions that we believe have growth potential. Seeking to capitalize on volatility in stock markets of Thailand and India, we purchased shares of Thai Farmers Bank Public Co. Ltd. and Bangkok Bank Public Co. Ltd., and initiated a position in Industrial Credit & Investment Corp. of India.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

In our opinion, the Pacific Rim continues to offer a variety of investment opportunities. There are, of course, special risks involved with investing in a portfolio of securities concentrated in a single geographic region that also contains developing markets. These risks include currency fluctuations, market volatility, economic, social, and political uncertainty, and in some cases the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, Hong Kong's equity market has increased 975% in the last 15 years, but has suffered five declines of more than 20% during that time.3

3. Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended March 31, 1997.


Templeton Pacific Growth Fund
Top 10 Holdings on April 30, 1997
Based on Total Net Assets
Company                                           % of Total
Industry, Country                                 Net Assets
New World Development
Co. Ltd.                                            3.4%
Real Estate, Hong Kong
Cheung Kong Holdings Ltd.                           3.2%
Multi-Industry, Hong Kong
Sun Hung Kai Properties Ltd.                        3.1%
Real Estate, Hong Kong
HSBC Holdings PLC                                   3.0%
Banking, Hong Kong
Parkway Holdings Ltd., foreign                      2.5%
Real Estate, Singapore
Development Bank of
Singapore Ltd., foreign                             2.2%
Banking, Singapore
City Development Ltd., foreign                      2.1%
Construction & Housing,
Singapore
Hong Kong
Telecommunications Ltd.                             1.9%
Telecommunications,
Hong Kong
Wheelock & Co. Ltd.                                 1.8%
Multi-Industry, Hong Kong
Sime Darby Bhd., foreign                            1.8%
Multi-Industry, Malaysia

For a complete list of portfolio holdings, please see page 17 of this report.

Templeton Pacific Growth Fund
Top 10 Industries on April 30, 1997
Based on Total Net Assets
                                                  % of Total
Industry                                          Net Assets
Banking                                            12.5%
Real Estate                                        10.5%
Transportation                                     10.5%
Multi-Industry                                      9.1%
Electrical & Electronics                            7.0%
Telecommunications                                  4.5%
Chemicals                                           3.3%
Construction & Housing                              3.3%
Forest Products & Paper                             3.0%
Insurance                                           3.0%

PERFORMANCE SUMMARY
CLASS I

The Templeton Pacific Growth Fund Class I shares produced a cumulative total return of -1.03% for the six-month period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the 5.75% maximum initial sales charge.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table to the right, the Fund has delivered a cumulative total return of more than 72% since its inception on September 20, 1991.

The price of the Fund's shares decreased $0.22, from $14.50 on October 31, 1996, to $14.28 on April 30, 1997. During this reporting period, Class I shareholders received distributions totaling 7.5 cents ($0.075) per share in dividend income. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Templeton Pacific Growth Fund
Class I
Periods ended April 30, 1997
                                      Since
                                    Inception
                      One-Year  Three-Year  Five-Year  (9/20/91)
Cumulative Total Return1-5.08%       9.10%    63.13%     72.52%
Average Annual
Total Return2           -9.35%       0.94%     8.99%      9.05%
Value of
$10,000 Investment3     $9,065     $10,285   $15,376    $16,261
               4/30/93   4/30/94   4/30/95    4/30/96   4/30/97
One-Year
Total Return4  14.96%    30.07%    -2.91%     18.39%    -5.08%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the 5.75% maximum initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include the 5.75% maximum initial sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the indicated dates and does not include the initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Voluntary expense limitations in the past increased the Fund's total returns. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social, and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


PERFORMANCE SUMMARY
CLASS II
The Templeton Pacific Growth Fund Class II shares produced an aggregate total return of -5.74% for the period from inception on January 1, 1997 through April 30, 1997. Aggregate total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

The price of the Fund's shares decreased $0.87, from $15.10 on January 2, 1997 (day of commencement of sales) to $14.23 on April 30, 1997. During the reporting period, Class II shares did not pay distributions.

Templeton Pacific Growth Fund
Class II
Period ended April 30, 1997
                                      Since
                                    Inception
                                     (1/1/97)
Aggregate Total Return*               -5.74%

*Aggregate total return represents the change in value of an investment over the indicated period. Since Class II shares have been in existence for less than one year, average annual total returns are not provided.

Note: Investment return and principal value will fluctuate with market conditions, currencies and the economic, social, and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


PERFORMANCE SUMMARY
ADVISOR CLASS

The Templeton Pacific Growth Fund Advisor Class shares produced an aggregate total return of -5.36% from inception on January 1, 1997 through April 30, 1997. Aggregate total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains.

The price of the Fund's shares decreased $0.81, from $15.10 on January 2, 1997 (day of commencement of sales), to $14.29 on April 30, 1997. During the reporting period, Advisor Class shares did not pay distributions.

Templeton Pacific Growth Fund
Advisor Class
Period ended April 30, 1997
                                      Since
                                    Inception
                                     (1/1/97)
Aggregate Total Return*              -5.36%

*Aggregate total return represents the change in value of an investment over the indicated period. Since Advisor Class shares have been in existence for less than one year, average annual total returns are not provided.

Note: Investment return and principal value will fluctuate with market conditions, currencies and the economic, social, and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


TEMPLETON FOREIGN
SMALLER COMPANIES FUND


Your Fund's Objective: The Templeton Foreign Smaller Companies Fund seeks to provide long-term growth of capital by investing primarily in equity securities of small capitalization companies -- those with a market capitalization of $1 billion or less at the time of investment outside the United States.

We are pleased to bring you this semi-annual report for the Templeton Foreign Smaller Companies Fund, which covers the six months ended April 30, 1997. During this period, some international equity markets provided strong performance, while others posted mixed results. As discussed in the Performance Summary on page 14, the Fund's Class I shares delivered a six-month cumulative total return of +8.38%, significantly outperforming the Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI EAFE) Index return of +1.72%.1

1. Source: Micropal. Index is unmanaged and includes price appreciation and reinvestment of dividends.

Throughout the reporting period, we continued our search for undervalued stocks of smaller companies located outside the United States, using a "bottom up" and "value" approach. Bottom up investing means that we do a detailed analysis of individual companies rather than focusing on certain countries, industries, or currencies. Value investing describes our strict discipline of investing in stocks selling below what we believe to be their intrinsic or underlying values.

During the six months under review, strong performance of many European markets contributed significantly to the performance of the Fund. The Dutch, French, German, Italian, Spanish, Swedish, and Swiss markets each provided returns in excess of 20%, as measured in local currencies. However, this was tempered by relatively weak European currencies, many of which lost value relative to the U.S. dollar amidst uncertainty surrounding the European Union's proposed single currency. For example, in Switzerland, stocks rose over 34% in local currency terms, but appreciated only about 13% in dollar terms as the Swiss franc weakened against the U.S. dollar.

Latin American markets posted strong returns during the reporting period. Many governments there implemented fiscal and monetary policies aimed at creating strong, sustainable, non-inflationary growth. As a result, Latin American equity markets in general advanced, and the Fund benefited from its holdings in Argentina, Brazil, Colombia, and Peru. In 1996, Brazil's economy experienced robust growth of 4% (following a 5% growth rate in 1995) and Argentina's grew 5%. Interestingly, the performance of Latin American stocks was relatively unaffected by politics in the region, normally a cause of volatility in Latin America. There have been no significant elections, so the period has been one of political stability rather than change. This has allowed economic reform policies to progress uninterrupted by the interference of domestic politics and has generally been a factor in supporting equity markets in the region.

In Asia, the Hong Kong stock market was volatile throughout the reporting period. Initially, it performed well, but fell as many investors appeared to be concerned about rising interest rates, the death of Chinese leader Deng Xiaoping, and the reversion of Hong Kong to Chinese control. The Hang Seng Index ended the period up 3.41%, as measured in U.S. dollars.2 Other Asian markets provided mixed results. Although the Chinese and Indonesian markets posted strong returns, the performances of the Korean and Thai markets were disappointing. Japan's Nikkei 225 Index fell 16.1% in U.S. dollar terms, and was down more than 28% from April of last year. Despite this weakness, we found it difficult to discover bargain stocks there, and during the six months under review, the Fund owned no Japanese securities.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

2. Source: Bloomberg.

Looking forward, our optimism about equity securities of small capitalization companies is tempered by their relatively high market valuation levels, which make identifying undervalued securities in this sector a particular challenge. However, the recent weakness of many Asian markets such as Korea's and Thailand's may present us with the opportunity to discover investment bargains in the region. Although no one can reliably predict the direction of markets in the near term, we believe that our disciplined approach to uncovering undervalued small capitalization stocks has the potential to reward investors over the long term.

Of course, there are risks involved in investing in a fund seeking long-term capital growth from small or relatively new or unseasoned companies, such as relatively small revenues, limited production lines and small market share. In addition, investing in international markets involves special risks related to market and currency volatility, and adverse economic, social, and political developments. Emerging markets are subject to heightened risks, as well as those associated with the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 975% in the last 15 years, but has suffered five declines of more than 20% during that time.3

3. Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended March 31, 1997.

This discussion reflects the strategies we employed for the Fund during the reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Templeton Foreign Smaller
Companies Fund
Top 10 Holdings on April 30, 1997
Based on Total Net Assets
Company                                        % of Total
Industry, Country                              Net Assets
Howden Group Plc.                                   2.0%
Machinery & Engineering,
United Kingdom
Apv Plc.                                            1.9%
Machinery & Engineering,
United Kingdom
De Boer Winkelbedrjven NV                           1.5%
Merchandising, Netherlands
Hazlewood Foods Plc.                                1.4%
Food & Household Products,
United Kingdom
Li & Fung Ltd.                                      1.4%
Merchandising, Hong Kong
Lex Service Plc.                                    1.3%
Business & Public Services,
United Kingdom
PT Tambang Timah (Persero),
foreign                                             1.3%
Metals & Mining, Indonesia
Union Bank of Norway                                1.2%
Banking, Norway
Boehler-Uddeholm AG                                 1.2%
Metals & Mining, Austria
Sinocan Holdings Ltd.                               1.2%
Beverages & Tobacco,
Hong Kong

For a complete list of portfolio holdings, please see page 21 of this report.

Templeton Foreign Smaller
Companies Fund
Top 10 Industries on April 30, 1997
Based on Total Net Assets
                                                % of Total
Industry                                        Net Assets
Merchandising                                       7.1%
Metals & Mining                                     5.9%
Banking                                             5.7%
Food & Household Products                           5.4%
Multi-Industry                                      5.0%
Machinery & Engineering                             5.0%
Transportation                                      4.0%
Broadcasting & Publishing                           3.8%
Business & Public Services                          3.7%
Building Materials
& Components                                        3.1%

PERFORMANCE SUMMARY
CLASS I


The Templeton Foreign Smaller Companies Fund's Class I shares provided a cumulative total return of +8.38% for the six-month period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the 5.75% maximum initial sales charge.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 15, the Fund has delivered a cumulative total return of more than 94% since its inception on September 20, 1991.

The price of the Fund's shares increased 18 cents ($0.18), from $14.18 on October 31, 1996, to $14.36 on April 30, 1997. During this reporting period, Class I shareholders received distributions totaling 24 cents ($0.24) per share in dividend income and 71 cents ($0.71) per share in capital gains, of which 14 cents ($0.14) represented short-term gains and 57 cents ($0.57) represented long-term gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Templeton Foreign Smaller Companies Fund
Class I
Periods ended April 30, 1997
                                                        Since
                                                       Inception
                      One-Year  Three-Year  Five-Year  (9/20/91)
Cumulative Total
Return                 113.60%      36.11%    86.96%     94.61%
Average Annual
Total Return2            7.07%       8.66%    12.00%     11.42%
Value of
$10,000 Investment3    $10,707     $12,828   $17,622    $18,343

               4/30/93   4/30/94   4/30/95    4/30/96   4/30/97
One-Year
Total Return4   6.99%    28.39%     0.46%     19.26%    13.60%

1. Cumulative total return represents the change in value of an investment over the indicated periods, and does not include the initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods, and includes the 5.75% maximum initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods, and include the 5.75% maximum initial sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated, and does not include the initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Voluntary expense limitations in the past increased the Fund's total return. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social, and political climates of countries where investments are made. Of course, there are risks involved in investing in a fund seeking long-term capital growth from small or relatively new or unseasoned companies, such as relatively small revenues, limited production lines and small market share. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


PERFORMANCE SUMMARY
ADVISOR CLASS
The Templeton Foreign Smaller Companies Fund Advisor Class shares provided an aggregate total return of +2.64% from inception on January 1, 1997 through April 30, 1997. Aggregate total return measures the change in value of an investment assuming reinvestment of dividends and capital gains.

The price of the Fund's shares increased $0.36, from $14.00 on January 2, 1997 (day of commencement of sales) to $14.36 on April 30, 1997. During the reporting period, Advisor Class shares did not pay distributions.

Templeton Foreign Smaller Companies Fund
Advisor Class
Period ended April 30, 1997
                                      Since
                                    Inception
                                    (1/1/97)
Aggregate Total Return*               2.64%

*Aggregate total return represents the change in value of an investment over the indicated period. Since Advisor Class shares have been in existence for less than one year, average annual total returns are not provided.

Note: Investment return and principal value will fluctuate with market conditions, currencies and the economic, social, and political climates where investments are made. Of course, there are risks involved in investing in a fund seeking long-term capital growth from small or relatively new or unseasoned companies, such as relatively small revenues, limited production lines and small market share. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Statement of Investments in Securities and Net Assets, April 30, 1997
(unaudited)

           SHARES/                                                                                 VALUE
COUNTRY*  WARRANTS     Templeton Pacific Growth Fund                                              (NOTE1)
                          Common Stocks & Warrants86.2%
                       Australia 6.1%
  AU        50,000     Brambles Industries Ltd.                                                 $ 904,625
  AU       187,000     Coles Myer Ltd., A                                                         908,532
  AU       277,869     GIO Australia Holdings Ltd.                                                823,443
  US        35,800     bQantas Airways Ltd., ADR                                                  751,800
                                                                                          ---------------
                                                                                                3,388,400
                                                                                          ---------------
                       China 5.4%
  CN     1,784,000     aDongfang Electrical Machinery Co. Ltd., H                                 587,259
  US        31,400     aGuangshen Railway Co. Ltd., ADR                                           745,750
  US       174,000     a,bGZI Transport Ltd.                                                      104,447
  US        34,800     a,bGZI Transport Ltd., wts.                                                  5,571
  CN       600,000     Maanshan Iron & Steel Co. Ltd., H                                          131,672
  CN        59,500     Shandong Huaneng Power                                                     691,688
  CN     2,899,000     Shanghai Pechemical Co. Ltd., H                                            718,528
                                                                                          ---------------
                                                                                                2,984,915
                                                                                          ---------------
                       Hong Kong 29.2%
  HK       630,000     Cathay Pacific Airways Ltd.                                                979,991
  HK       200,000     Cheung Kong Holdings Ltd.                                                1,755,632
  HK        69,000     China Light & Power Co. Ltd.                                               310,863
  HK       700,000     Gold Peak Industries (Holdings) Ltd.                                       469,890
  HK       508,000     Grand Hotel Holdings Ltd.                                                  211,489
  HK     2,430,000     Great Wall Electronic International Ltd.                                   301,142
  HK     1,553,059     Hon Kwok Land Investment Co. Ltd.  .                                       521,262
  HK       130,000     Hong Kong Ferry Holdings Co. Ltd.                                          226,554
  HK       625,869     Hong Kong Telecommunications Ltd.                                        1,074,557
  HK        65,840     HSBC Holdings PLC                                                        1,665,867
  HK       137,924     Jardine Matheson Holdings Ltd. (Singapore)                                 758,582
  HK        19,687     aJardine Strategic Holdings Ltd., wts.                                       6,890
  HK       325,000     Johnson Electric Holdings Ltd.  .                                          881,043
  HK       100,000     LI & Fung Ltd.                                                             100,691
  HK       800,000     National Mutual Asia Ltd.                                                  826,180
  HK       325,664     New World Development Co. Ltd.                                           1,879,194
  HK        10,000     aPeregrine Investments Holdings Ltd., wts.                                   1,497
  HK       550,000     Shun Tak Holdings                                                          362,099
  HK       798,000     South China Morning Post Ltd.                                              685,045
  HK       160,000     Sun Hung Kai Properties Ltd.                                             1,734,977
  HK        62,500     Swire Pacific Ltd., A                                                      482,073
  HK       490,000     Wheelock & Co. Ltd.                                                      1,018,395
                                                                                          ---------------
                                                                                               16,253,913
                                                                                          ---------------
                       India .9%
  IN        24,100     Great Eastern Shipping Co. Ltd., GDR                                       133,153
  US        36,800     a,bIndustrial Credit & Inv. Corp. of India, GDR                            370,760
                                                                                          ---------------
                                                                                                  503,913
                                                                                          ---------------
                       Indonesia 4.4%
  ID        53,300     aAsia Pacific Resources International, A                                   239,850
  ID       247,000     PT Bank Bali, foreign                                                      594,630
  ID       200,000     PT Barito Pacific Timber, foreign                                        $ 189,300
  ID       733,862     PT Indorama Synthetics, foreign                                            566,252
  ID       227,061     PT Pabrik Kertas Tjiwi Kimia, foreign                                      233,602
  ID       315,000     PT Panasia Indosyntec, foreign                                              77,778
  ID       379,500     PT Panin Bank, foreign                                                     530,988
                                                                                          ---------------
                                                                                                2,432,400
                                                                                          ---------------
                       Japan 13.8%
  JP       149,000     Daicel Chemical Industries Ltd.                                            561,157
  JP        61,500     Daito Trust Construction Co. Ltd.                                          620,233
  JP           200     East Japan Railway                                                         865,112
  JP        90,200     Hitachi Ltd.                                                               817,286
  JP        49,000     Matsushita Electric Industrial Co. Ltd.                                    783,722
  JP       132,000     Mitsubishi Heavy Industries Ltd.                                           871,541
  JP         3,000     Nintendo Co. Ltd.                                                          217,696
  JP           120     Nippon Telegraph & Telephone Corp.                                         846,202
  JP       120,000     Nisshinbo Industries Inc.                                                  796,092
  JP       105,000     Nittetsu Mining Co. Ltd.                                                   676,725
  JP         8,900     Sony Corp.                                                                 647,936
                                                                                          ---------------
                                                                                                7,703,702
                                                                                          ---------------
                       Malaysia 6.3%
  MY       118,000     Commerce Asset-Holding Bhd., foreign                                       705,039
  MY       451,000     Golden Hope Plantations BHD, foreign                                       714,989
  MY       317,333     Malaysian International Shipping Corp. Bhd., foreign                       714,173
  MY       255,000     Public Finance Bhd., foreign                                               390,042
  MY       327,600     Sime Darby Bhd., foreign                                                 1,011,312
                                                                                          ---------------
                                                                                                3,535,555
                                                                                          ---------------
                       New Zealand 1.9%
  NZ       400,900     Carter Holt Harvey Ltd.                                                    889,357
  NZ        21,550     Fletcher Challenge Building Ltd.                                            60,505
  NZ        43,100     Fletcher Challenge Paper Ltd.                                               95,613
                                                                                          ---------------
                                                                                                1,045,475
                                                                                          ---------------
                       Pakistan 2.7%
  PK       267,100     Fauji Fertilizer Co. Ltd.                                                  556,461
  PK        16,000     aHub Power Co. Ltd., GDR, reg.S                                            380,000
  PK       940,000     aPakistan Telecom Corp. PTC                                                578,734
                                                                                          ---------------
                                                                                                1,515,195
                                                                                          ---------------
                       Philippines 1.8%
  PH       930,000     Filinvest Land Inc.                                                        218,658
  PH       124,383     Philippine National Bank                                                   816,010
                                                                                          ---------------
                                                                                                1,034,668
                                                                                          ---------------
                       Singapore 7.6%
  SG       140,200     City Developments Ltd., foreign                                          1,133,614
  SG       100,000     Development Bank of Singapore Ltd., foreign                              1,188,666
  SG         9,000     G.P. Batteries International Ltd.                                         $ 26,550
  SG       340,000     Parkway Holdings Ltd., foreign                                           1,386,317
  SG       167,000     Van Der Horst Ltd.                                                         480,111
                                                                                          ---------------
                                                                                                4,215,258
                                                                                          ---------------
                       South Korea 1.5%
  SK        31,500     Pacific Chemical Co. Ltd.                                                  854,596
                                                                                          ---------------
                       Thailand 4.6%
  TH        88,800     Bangkok Bank Public Co. Ltd., foreign                                      822,647
  TH       151,500     Chareon Pokphand Feedmill Public Co. Ltd., foreign                         440,769
  TH       203,833     Industrial Finance Corp. of Thailand, foreign                              546,208
  TH        11,350     Oriental Hotel (Thailand) Public Co. Ltd., foreign                          51,270
  TH        37,140     Thai Farmers Bank Public Co. Ltd.                                          162,081
  TH        90,860     Thai Farmers Bank Public Co. Ltd., foreign                                 549,560
  TH        11,357     aThai Farmers Bank Public Co. Ltd., foreign, wts.                            8,260
                                                                                          ---------------
                                                                                                2,580,795
                                                                                          ---------------
                       Total Common Stocks & Warrants (Cost $44,435,437)                       48,048,785
                                                                                          ---------------
            FACE
           AMOUNT
                       Convertible Bonds .1%
  US       192,000     dMDX Public Co. Ltd., 4.75%, conv., 9/17/03 (Cost $221,564)                 61,440
                                                                                          ---------------
                       Short Term Investments 1.0%
  US       538,000     U. S. Treasury Bill, 5.31%, 8/21/97 (Cost $529,033)                        529,313
                                                                                          ---------------
                       Total Investments before Repurchase Agreements (Cost $45,186,034)       48,639,538
                                                                                          ---------------
                       cReceivables from Repurchase Agreements 7.2% (Cost $4,022,000)
                       Swiss Bank Corp., 5.35%, 5/01/97 (Maturity Value $4,022,597.71)
  US     4,042,000      Collateral: U.S. Treasury Notes, 5.5%, 7/31/97                          4,022,000
                                                                                          ---------------
                       Total Investments (Cost $49,208,034) 94.5%                              52,661,538
                       Other Assets and Liabilities, Net 5.5%                                   3,075,301
                                                                                          ---------------
                       Net Assets 100.0%                                                      $55,736,839
                                                                                          ===============


                       At April 30, 1997, the unrealized appreciation based on the cost of investments for income tax
                        purposes of $49,208,034 was as follows:
                       Aggregate gross unrealized appreciation for all investments in which there was an excess of
                        value over tax cost                                                   $ 8,400,120
                       Aggregate gross unrealized depreciation for all
                        investments which there was an excess of
                        tax cost over value                                                    (4,946,616)
                                                                                          ---------------
                       Net unrealized appreciation                                            $ 3,453,504

                                                                                          ===============

CURRENCY  LEGEND:
AU - Australia
CN - China
HK - Hong Kong
ID - Indonesia
IN - India
JP - Japan
MY - Malaysia
NZ - New Zealand
PH - Philippine
PK - Pakistan
SG - Singapore
SK - South Korea
TH - Thailand
US - United States

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing. bPurchased in a private placement transaction; resale may only be to qualified institutional buyers. cFace amount for repurchase agreement is for the underlying collateral. dFace amount is stated in foreign currency.

The accompanying notes are an integral part of these financial statements.

FRANKLIN  TEMPLETON  INTERNATIONAL  TRUST
Statement of Investments in Securities and Net Assets,  April 30, 1997
  (unaudited)



SHARES/                                                                                        VALUE
COUNTRY*  WARRANTS Templeton Foreign Smaller Companies Fund                                   (NOTE1)
                    Common Stocks & Warrants80.2%

                       Argentina .4%
  AR        52,763     aCiadea SA                                                               $ 211,082
  US        14,300     Transportadora de Gas del Sur SA, ADR B                                    178,750
                                                                                          ---------------
                                                                                                  389,832
                                                                                          ---------------
                       Australia 3.4%
  AU        96,000     David Jones Ltd.                                                           125,774
  AU       610,000     Davids Ltd.                                                                589,878
  AU       183,625     Email Ltd.                                                                 614,327
  AU        89,237     GIO Australia Holdings Ltd.                                                264,447
  AU       108,900     National Foods Ltd.                                                        138,429
  AU       151,486     News Corp. Ltd.                                                            577,686
  AU       241,300     Pioneer International Ltd.                                                 794,109
                                                                                          ---------------
                                                                                                3,104,650
                                                                                          ---------------
                       Austria 1.3%
  AT        11,600     Boehler Uddeholm AG                                                        836,696
  US         3,390     bBoehler Uddeholm AG                                                       244,517
  AT         2,300     aMayr-Melnhof Karton AG                                                    108,899
                                                                                          ---------------
                                                                                                1,190,112
                                                                                          ---------------
                       Belgium .5%
  BE         2,200     Arbed SA                                                                   215,385
  BE           400     Solvay SA                                                                  239,441
                                                                                          ---------------
                                                                                                  454,826
                                                                                          ---------------
                       Bermuda .6%
  US         8,800     ACE Ltd.                                                                   528,000
                                                                                          ---------------
                       Brazi l.9%
  BR    33,364,000     Bombril SA                                                                 486,287
  US         8,500     Companhia Siderurgica Nacional ADR                                         303,648
                                                                                          ---------------
                                                                                                  789,935
                                                                                          ---------------
                       Canada 1.4%
  CA         8,600     Bank of Montreal                                                           312,123
  CA        21,500     Hudsons Bay Co.                                                            437,095
  CA        18,200     London Insurance Group Inc.                                                247,539
  CA        20,100     Oshawa Group Ltd. (The)                                                    315,108
                                                                                          ---------------
                                                                                                1,311,865
                                                                                          ---------------
                       China 2.0%
  CN        80,000     China International Marine Containers, B                                   127,025
  US       216,600     bGuangdong Electric Power Development Co Ltd, B                            243,540
  US       440,000     bGuangdong Kelon Electrical Hldgs Ltd., H                                  425,999
  CN        70,000     Guangdong Kelon Electrical Hldgs. Ltd., H                                   67,772
  CN       560,000     Inner Mongolia Erdos Cashmere Products, B                                  530,880
  US        16,500     Shandong Huaneng Power, ADR                                                191,812
  CN     1,269,000     Yizheng Chemical Fibre Co. Ltd., H                                         249,000
                                                                                          ---------------
                                                                                                1,836,028
                                                                                          ---------------
                       Colombia .3%
  CO         8,500     Banco Ganadero SA, ADR C                                                 $ 234,812
                                                                                          ---------------
                       Denmark 1.7%
  DK         6,800     Det Danske Traelastkompagni AS                                             634,530
  DK        31,200     aISS International Service System AS, B                                    923,119
                                                                                          ---------------
                                                                                                1,557,649
                                                                                          ---------------
                       Ecuador .5%
  US           200     La Cemento Nacional CA, GDR                                                 42,000
  US         2,150     b La Cemento Nacional CA, GDR                                              451,500
                                                                                          ---------------
                                                                                                  493,500
                                                                                          ---------------
                       Finland 1.4%
  FI        18,000     Amer Group Ltd., A .                                                       308,106
  FI        49,700     Enso OY, R                                                                 411,020
  FI         4,300     Nokia AB, A                                                                265,881
  FI        15,000     Outokumpu OY, A .                                                          278,392
                                                                                          ---------------
                                                                                                1,263,399
                                                                                          ---------------
                       France 3.5%
  FR         1,786     Alcatel Alsthom SA                                                         198,546
  FR         1,723     aBertrand Faure                                                             82,490
  FR         3,107     Eramet SA .                                                                157,000
  FR         3,576     Marine Wendel                                                              370,586
  FR        16,392     Pechiney SA, A                                                             612,103
  FR         1,750     aSa des Galeries Lafayette                                                 701,439
  FR         3,738     Societe Elf Aquitane SA                                                    362,403
  FR         4,577     aSylea SA                                                                  391,217
  FR         5,857     Vallourec                                                                  343,113
                                                                                          ---------------
                                                                                                3,218,897
                                                                                          ---------------
                       Germany .2%
  DD         2,800     Moebel Walther AG                                                          138,262
                                                                                          ---------------
                       Greece .7%
  GR         6,850     Ergo Bank SA                                                               451,503
  GR         2,622     aErgo Bank, new                                                            165,102
                                                                                          ---------------
                                                                                                  616,605
                                                                                          ---------------
                       Hong Kong 10.2%
  HK       197,000     Baltrans Holdings Ltd.                                                      33,569
  HK     2,608,100     C.P. Pokphand Co. Ltd.                                                     816,452
  HK        53,000     Cheung Kong Holdings Ltd.                                                  465,242
  HK       433,000     Giordano International Ltd.                                                234,764
  HK        88,000     Hang Lung Development Co. Ltd.                                             162,448
  HK        67,900     Hong Kong Aircraft Engineering Co. Ltd.                                    196,342
  HK        31,200     Jardine Matheson Holdings Ltd.                                             171,600
  HK       122,000     Jardine Strategic Holdings Ltd.                                            414,800
  HK        22,500     aJardine Strategic Holdings Ltd., warrants                                   7,312
  HK       393,000     Kumagai Gumi Hong Kong Ltd.                                                426,154
  HK     1,223,100     LI & Fung Ltd.                                                         $ 1,231,547
  HK       512,250     Melco International Development Ltd.                                       191,767
  HK       550,000     Orient Overseas International Ltd.                                         337,249
  HK         8,300     aOriental Press Group Ltd., warrants                                           321
  HK       663,000     Peregrine Investments Holdings Ltd.                                      1,018,486
  HK        66,300     aPeregrine Investments Holdings Ltd., warrants                               9,928
  HK       470,000     aPioneer Industries International Holdings Ltd.                            242,690
  HK     1,045,000     Shun Tak Holdings                                                          687,988
  HK           200     aSing Tao Holdings Ltd.                                                         85
  HK     2,709,000     Sinocan Holdings Ltd.                                                    1,075,347
  HK     1,978,000     Techtronic Industries Co. Ltd.                                             334,497
  HK       429,000     VTech Holdings Ltd.                                                        719,938
  HK       935,000     Wai Kee Holdings Ltd.                                                      208,810
  HK        91,200     Wing Hang Bank                                                             333,178
                                                                                          ---------------
                                                                                                9,320,514
                                                                                          ---------------
                       Hungary .1%
  US         6,945     a,bTiszai Vegyi Kombinat RT, GDR,                                          112,440
                                                                                          ---------------
                       India0.0%
  US         7,800     bGujarat Narmada Valley Fertilizers Co. Ltd., GDR,                          21,450
                                                                                          ---------------
                       Indonesia 1.9%
  ID       584,500     PT Steady Safe, foreign                                                    571,271
  ID       709,000     PT Tambang Timah (Persero), foreign                                      1,167,078
                                                                                          ---------------
                                                                                                1,738,349
                                                                                          ---------------
                       Italy 1.1%
  IT        23,300     Banco di Sardegna SPA, di Risp                                             197,187
  IT        58,788     Cartiere Burgo SPA                                                         324,349
  IT        63,700     Sirti SPA                                                                  386,397
  IT        20,000     Unione Cementi Marchino Emiliane (Unicem), di Risp                          60,700
                                                                                          ---------------
                                                                                                  968,633
                                                                                          ---------------
                       Netherlands 9.0%
  NL         2,380     Akzo Nobel NV                                                              306,671
  NL        18,200     aDe Boer Winkelbedrijven NV                                              1,401,473
  NL         2,900     DSM NV                                                                     288,816
  NL        16,800     Gamma Holdings NV                                                          871,070
  NL        18,640     aHeidemij NV                                                               184,682
  NL         3,800     Hollandsche Beton Groep NV                                                 825,175
  NL         8,377     Ing Groep NV                                                               328,982
  NL        11,900     Koninklijke Bijenkorf Beheer NV                                            785,005
  NL         7,600     Nagron Nationaal Grondbezit NV                                             784,209
  NL        23,520     NV Holdingsmij De Telegraaf                                                482,969
  NL        23,000     Otra NV                                                                    366,026
  NL        13,200     Philips Electronics NV                                                     689,155
  NL        20,300     aSchuttersveld Holding                                                     901,435
                                                                                          ---------------
                                                                                                8,215,668
                                                                                          ---------------
                       New Zealand 1.2%
  NZ        31,710     Fisher & Paykel Ltd.                                                     $ 113,872
  NZ       329,000     Fletcher Challenge Ltd. Forestry Division                                  453,878
  NZ       297,000     Tourism Holdings Ltd.                                                      479,736
  US         3,445     Tranz Rail Holdings Ltd., Sponsored ADR                                     61,149
                                                                                          ---------------
                                                                                                1,108,635
                                                                                          ---------------
                       Norway 3.5%
  NO         1,100     Elkem AS                                                                    21,092
  US         7,400     bFokus Bank AS, A                                                           72,246
  NO        13,500     Fokus Bank AS                                                              131,800
  NO        21,132     Hafslund ASA, B                                                            116,662
  NO        59,400     Helikopter Services Group ASA                                              784,351
  NO         2,600     Norske Skogindustrier AS, A                                                 86,378
  NO        43,132     aNycomed ASA, B                                                            621,040
  NO        38,700     Union Bank of Norway, Primary Capital Cert.                              1,114,451
  NO        17,000     Unitor AS                                                                  207,761
                                                                                          ---------------
                                                                                                3,155,781
                                                                                          ---------------
                       Peru .3%
  PE       114,000     Cpt-Telefonica del Peru SA, B                                              274,627
                                                                                          ---------------
                       Portugal .5%
  PT        12,012     BPI Socieda de Gestora de Participacoes Socias SA                          181,324
  US        15,000     bPortucel Industrial Empresa Product Celulose, ADR                          98,286
  PT        20,800     Sociedade Construcoes Soares da Costa SA                                   165,725
                                                                                          ---------------
                                                                                                  445,335
                                                                                          ---------------
                       Singapore .3%
  SG        47,000     Singapore Bus Service Ltd., foreign                                        227,367
  SG        20,000     aSingapore Finance Ltd., foreign                                            29,855
                                                                                          ---------------
                                                                                                  257,222
                                                                                          ---------------
                       South Africa 1.0%
  ZA        82,700     Impala Platinum Holdings Ltd.                                              929,945
                                                                                          ---------------
                       South Korea 1.0%
  KR         5,659     Byucksan Development Co. Ltd.                                               54,623
  KR         3,717     Daegu Bank Co. Ltd.                                                         32,303
  KR         4,280     Daehan Synthetic Fiber Co. Ltd.                                            352,668
  KR         1,150     Korea Chemical Co Ltd.                                                      96,835
  KR         1,700     Korea Long Term Credit Bank                                                 22,550
  KR         4,230     Pohang Iron & Steel Co. Ltd.                                               320,584
                                                                                          ---------------
                                                                                                  879,563
                                                                                          ---------------
                       Spain 4.9%
  ES         2,500     Banco de Andalucia                                                         328,306
  ES        11,066     Banco de Valencia SA                                                       204,358
  ES        11,500     Banco Pastor SA                                                            675,661
  ES        20,391     Compania Sevillana de Electricidad                                         180,612
  ES           215     Cubiertas Y Mzov SA                                                         21,617
  ES        25,600     Dragados y Construcciones SA                                             $ 413,228
  ES        13,300     Electricas Reunidas de Zaragoza                                            454,841
  ES       129,000     Energia e Industrias Aragonesas Eia S                                      785,267
  ES        16,099     Gesa-Gas y Electricidad SA                                                 792,810
  ES        16,800     Iberdrola SA                                                               189,597
  ES        12,400     Telefonica de Espana SA                                                    317,623
  ES        16,606     Uralita SA                                                                 138,000
                                                                                          ---------------
                                                                                                4,501,920
                                                                                          ---------------
                       Sweden 8.3%
  SE        67,000     Catena, A                                                                  811,215
  SE        53,600     aCelsius AB, B                                                             956,380
  SE        49,420     Dahl International AB                                                    1,026,664
  SE         9,200     Electrolux AB, B                                                           527,641
  SE        22,600     aEnator AB, B                                                              455,096
  SE        13,100     Esselte AB, B                                                              298,856
  SE        13,400     Foreningsbanken AB, A                                                       74,632
  SE        44,100     Marieberg Tidnings AB, A                                                 1,028,555
  SE        15,000     Munksjo AB                                                                 138,601
  SE         2,765     Naeckebro AB, A                                                             33,302
  SE        19,500     Scribona AB, B                                                             242,313
  SE         5,400     SKF AG, A                                                                  111,837
  SE        56,000     aStena Line AB, B free                                                     244,091
  SE        44,500     Stora Kopparbergs Bergslags AB, B                                          609,686
  SE        22,650     Svenska Handelsbanken, A                                                   623,534
  SE        13,900     Volvo AB, B                                                                349,881
                                                                                          ---------------
                                                                                                7,532,284
                                                                                          ---------------
                       Switzerland 3.6%
  CH         1,855     aAdecco SA                                                                 619,287
  CH           180     Baloise-Holding                                                            380,118
  CH           740     Bucher Holding AG                                                          685,883
  CH           100     Kardex AG, br.                                                              34,291
  CH           200     Kuoni Reisen Holding AG, B                                                 575,813
  CH           330     Sarna Kunststoff Holding AG                                                321,552
  CH         1,100     Swisslog Holding AG                                                        405,582
  CH           780     Zehnder Holding AG                                                         304,543
                                                                                          ---------------
                                                                                                3,327,069
                                                                                          ---------------
                       Thailand .5%
  TH        62,500     aAlphatec Electronics Pub. Co. Ltd., foreign                               236,865
  TH         1,600     Chareon Pokphand Feedmill Public Co. Ltd., foreign                           4,655
  TH        29,700     Robinson Depart. Store Public Co. Ltd., foreign                             28,424
  TH         4,000     Saha Union Public Co. Ltd., foreign                                          3,216
  TH        37,000     Siam City Cement, foreign                                                  176,696
  TH        12,500     Thai Glass Industries Public Co. Ltd., foreign                              35,889
                                                                                          ---------------
                                                                                                  485,745
                                                                                          ---------------
                       Turkey .2%
  TR       848,400     aTofas Turk Otomobil Fabrikasi AS, GDR                                   $ 190,890
                                                                                          ---------------
                       United Kingdom 13.8%
  GB       693,111     Albert Fisher Group Plc.                                                   443,661
  GB        91,700     Anglian Group Plc.                                                         364,072
  GB     1,249,298     Apv Plc.                                                                 1,761,314
  GB       469,200     aCordiant Plc.                                                             988,446
  GB       717,000     Hazlewood Foods Plc.                                                     1,266,476
  GB       198,900     Hillsdown Holdings Plc.                                                    585,009
  GB       880,000     Howden Group Plc.                                                        1,811,081
  GB        45,400     Kwik Save Group Plc.                                                       222,553
  GB       208,000     Lex Service Plc.                                                         1,188,157
  GB       154,800     London Pacific Group Ltd.                                                  536,829
  GB       314,100     McBride Plc.                                                               646,432
  GB       184,049     Meggitt Plc.                                                               354,921
  GB        21,500     Perkins Foods Plc.                                                          27,524
  GB        80,000     aRaine Plc.                                                                 24,632
  GB        79,848     Safeway Plc.                                                               440,588
  GB        36,400     Somerfield Plc.                                                            106,471
  GB        31,939     Thames Water Group Plc.                                                    350,657
  GB       305,800     Wace Group Plc.                                                            374,142
  GB       175,000     Wagon Industrial Holdings Plc.                                             794,049
  GB        86,100     aWeir Group Plc.                                                           330,676
                                                                                          ---------------
                                                                                               12,617,690
                                                                                          ---------------
                       Total Common Stocks and Warrants (Cost $65,203,763)                     73,212,132
                                                                                          ---------------

                       Preferred Stocks 2.4%
  NL         7,015     Ballast Nedam NV, ctf., conv., pfd.                                        324,110
  BR     5,380,000     CIA Brasileira de Petroleo Ipiranga, pfd.                                   83,727
  BR     2,006,000     Coteminas CIA Tecidos Norte de Minas, pfd.                                 841,296
  BR    60,800,000     aElectrolux DO Brasil SA, pfd.                                             116,632
  US        10,000     dJardine Strategic Holdings Ltd., 7.50%, conv. pfd.                         11,787
  BR     1,755,900     Weg SA, pfd.                                                               767,778
                                                                                          ---------------
                       Total Preferred Stocks (Cost $2,029,747)                                 2,145,330
                                                                                          ---------------
                       Total Common Stocks, Warrants and Preferred Stocks (Cost $67,223,310)   75,357,462
                                                                                          ---------------
            FACE
           AMOUNT
                       Convertible Bond .3%
  US       250,000     aAmer Group Ltd., 6.25%, conv., 6/15/03 (Cost $246,250)                    232,500
                                                                                          ---------------
                       Total Investment before Repurchase Agreement (Cost $67,479,760)         75,589,962
                                                                                          ---------------


                       cReceivables from Repurchase Agreements 17.0%
  US    14,955,000     SBC Capital Markets Inc., 5.35%, 5/01/97 (Maturity Value
                        $15,470,298.72) (Cost $15,468,000)
                        Collateral: U.S. Treasury Notes, 7.75%, 2/15/01                       $15,468,000
                                                                                          ---------------
                       Total Investments (Cost $82,947,760) 99.9%                              91,057,962
                       Other Assets and Liabilities, Net 0.1%                                     127,505
                                                                                          ---------------
                       Net Assets 100.0%                                                      $91,185,467
                                                                                          ===============

                       At April 30, 1997, the net unrealized appreciation based
                       on the cost of investments for
                        income tax purposes of $82,947,760 was as follows:
                       Aggregate gross unrealized appreciation for all investments in which there was an excess of
                        value over tax cost                                                   $12,735,307
                       Aggregate gross unrealized depreciation for all
                        investments in which there was an excess of
                        tax cost over value                                                    (4,625,105)
                                                                                          ---------------
                       Net unrealized appreciation                                            $ 8,110,202

                                                                                          ===============


CURRENCY  LEGEND:
AR - Argentina
AT - Austria
AU - Australia
BE - Belgium
BR - Brazil
CA - Canada
CH - Switzerland
CN - China
DD - Germany
DK - Denmark
ES - Spain
FI - Finland
FR - France
GB - United Kingdom
GR - Greece
HK - Hong Kong
ID - Indonesia
IT - Italy
KR - South Korea
NL - Netherlands
NO - Norway
NZ - New Zealand
PE - Peru
PT - Portugal
SE - Sweden
SG - Singapore
TH - Thailand
TR - Turkey
US - United States
ZA - South Africa

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing. bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount for repurchase agreement is for the underlying collateral.
dFace amount is stated in foreign currency.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements
Statements of Assets and Liabilities
April 30, 1997 (unaudited)


                                                                                  Templeton     Templeton
                                                                                   Pacific   Foreign Smaller
                                                                                 Growth Fund Companies Fund
Assets:
Investments in securities:
 At identified cost                                                             $45,186,034    $67,479,760
                                                                                ==========================

At value                                                                         48,639,538     75,589,962
Receivables from repurchase agreements, at value and cost                         4,022,000     15,468,000
Cash                                                                                 12,169             --
Receivables:
 Dividends and interest                                                             263,024        445,797
 Capital shares sold                                                              1,398,470        769,539
 Investments securities sold                                                      1,693,196         28,363
 Fee reimbursement                                                                       --         30,448
                                                                                --------------------------
Total assets                                                                     56,028,397     92,332,109
                                                                                --------------------------
Liabilities:
 Payables:
  Investment securities purchased                                                        --        469,803
  Capital shares repurchased                                                        144,795        495,557
  Distribution fees                                                                  22,819         53,899
  Management fees                                                                    42,467         57,866
  Other payables to shareholders                                                     27,784         26,031
 U.S. bank overdraft                                                                      --        11,439
 Accrued expenses and other liabilities                                              53,693         32,047
                                                                                --------------------------
Total liabilities                                                                   291,558      1,146,642
                                                                                --------------------------
Net assets, at value                                                            $55,736,839    $91,185,467
                                                                                ==========================
Net assets consist of:
 Undistributed net investment income                                                    $--      $ 330,770
 Distributions in excess of net investment income                                   (66,300)            --
 Unrealized appreciation on investments
 and translation of assets and liabilities
  denominated in foreign currencies                                               3,453,504      8,110,203
 Accumulated net realized gain (loss)
 from investments and foreign currency transactions                              (1,374,501)     1,210,238
 Class I capital shares                                                          52,076,032     80,737,243
 Class II capital shares                                                            527,685             --
 Advisor Class capital shares                                                     1,120,419        797,013
                                                                                --------------------------
Net assets, at value                                                            $55,736,839    $91,185,467

                                                                                ==========================

                                                                                  Templeton     Templeton
                                                                                   Pacific   Foreign Smaller
                                                                                 Growth Fund Companies Fund

Class 1
 Net assets, at value                                                           $54,143,822    $90,386,436
                                                                                ==========================
 Shares outstanding                                                               3,791,296      6,293,288
                                                                                ==========================
 Net asset value per share                                                         $  14.28       $  14.36
                                                                                ==========================
 Maximum offering price per share
 (100/95.5 of net asset value per share)                                           $  14.95       $  15.04
                                                                                ==========================
Class 2
 Net assets, at value                                                            $  519,820
                                                                                ===============
 Shares outstanding                                                                  36,521
                                                                                ===============
 Net asset value per share                                                         $  14.23
                                                                                ===============
 Maximum offering price per share
 (100/99.0 of net asset value per share)                                           $  14.37
                                                                                ===============
Advisor Class
 Net assets, at value                                                          $  1,073,197     $  799,031
                                                                                ==========================
 Shares outstanding                                                                  75,109         55,609
 Net asset value per share                                                      ==========================
                                                                                   $  14.29       $  14.37
                                                                                ==========================


   The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)
Statements of Operations
for the six months ended April 30, 1997 (unaudited)


                                                                                   Templeton    Templeton
                                                                                    Pacific  Foreign Smaller
                                                                                  Growth FundCompanies Fund
Investment Income:
 Dividends, net of foreign taxes withheld of
 $45,592 and $133,488, respectively                                               $ 655,398     $ 923,194
 Interest                                                                            34,837       242,924
                                                                                -------------------------
Total income                                                                        690,235     1,166,118
                                                                                -------------------------
Expenses:
 Management fees (Note 4)                                                           290,024       391,889
 Distribution fees (Note 4)
  Class 1                                                                            49,800        97,527
 Shareholder servicing costs (Note 4)                                                60,000        66,000
 Registration fees .                                                                 36,740         9,575
 Custodian fees                                                                      12,400        38,500
 Reports to shareholders                                                             24,600        12,000
 Professional fees                                                                   11,100        10,500
 Other                                                                                  716           879
                                                                                -------------------------
Total expenses                                                                      485,380       626,870
Less expenses waived (Note 4)                                                            --       (59,084)
                                                                                -------------------------
Total expenses less expenses waived                                                 485,380       567,786
                                                                                -------------------------
 Net investment income .                                                            204,855       598,332
                                                                                -------------------------
Realized and unrealized gain
 (loss) from investments and foreign currency:
 Net realized gain (loss) from:
  Investments                                                                    (1,286,650)    1,257,397
  Foreign currency transactions                                                     (52,781)      (11,689)
 Net unrealized appreciation on:
  Investments                                                                       869,905     4,098,837
                                                                                -------------------------
 Net realized and unrealized gain on
 investments and foreign currency                                                  (469,526)    5,344,545
                                                                                -------------------------
 Net increase in net assets resulting from operations .                          $ (264,671)  $ 5,942,877
                                                                                =========================




   The accompanying notes are an integral part of these financial statements.



FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)
Statements of Changes in Net Assets
for the six months ended April 30, 1997 (unaudited) and the year ended October 31, 1996

                                                         Templeton                   Templeton Foreign
                                                    Pacific Growth Fund           Smaller Companies Fund
                                                 Six Months       Year           Six Months       Year
                                                    Ended         Ended             Ended         Ended
                                               April 30, 1997   October 31, 1996  April 30, 1997October 31, 1996
Increase (decrease) in net assets:
Operations:
 Net investment income .                         $ 204,855      $ 663,108         $ 598,332   $ 1,490,418
 Net realized gain (loss) from investments and
 foreign currency transactions                  (1,339,431)       (55,680)        1,245,708     4,922,724
 Net unrealized appreciation (depreciation) on
 investments and translation of assets and liabilities
 denominated in foreign currencies                 869,905      5,378,013         4,098,837     3,514,247
                                               ----------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations                        (264,671)     5,985,441         5,942,877     9,927,389
Distributions to shareholders:
 From net investment income
  Class I                                         (239,231)      (809,330)       (1,167,772)     (991,682)
 In excess of Net Investment Income
  Class I                                          (66,300)            --                --            --
 From net realized capital gains
  Class I                                               --     (3,513,636)       (3,465,593)   (4,004,586)
Increase (decrease)
 in net assets from capital share
 transactions (Note 3)                          (3,432,802)     7,830,484        21,909,320    12,088,092
                                               ----------------------------------------------------------
Net increase (decrease)
 in net assets                                  (4,003,004)     9,492,959        23,218,832    17,019,213
Net assets:
 Beginning of year.                             59,739,843     50,246,884        67,966,635    50,947,422
                                               ----------------------------------------------------------
 End of year                                   $55,736,839    $59,739,843       $91,185,467   $67,966,635
                                               ==========================================================
Undistributed net investment
 income included in net assets:
 Beginning of year                                $ 34,376      $ 203,161         $ 900,210     $ 432,957
                                               ==========================================================
 End of year                                     $ (66,300)      $ 34,376         $ 330,770     $ 900,210
                                               ==========================================================


The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (the Trust) is an open-end management investment company (mutual fund) registered under the Investment Company Act of 1940, as amended. The Trust currently has two separate diversified Funds (the Funds) consisting of the Templeton Pacific Growth Fund (the Pacific Fund) and the Templeton Foreign Smaller Companies Fund (the International Fund). Each of the Funds issues a separate series of shares and maintains a totally separate investment portfolio.

The Pacific Growth Fund seeks to provide long-term growth of capital by investing in equity securities of which at least 65% trade on markets in the Pacific Rim. The Foreign Smaller Companies Fund seeks to provide long-term growth of capital by investing in an internationally diversified portfolio of equity securities, of which at least 65% trade on markets in countries other than the United States.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Securities Valuations:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both on the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the investment adviser. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board of Trustees.

b. Income Taxes:

The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend  income  and   distributions   to  shareholders  are  recorded  on  the
ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount, if any, is amortized as required by the Internal Revenue Code.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

f. Foreign Currency Translation:

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian bank.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies, if material, arise from changes in the value of assets and liabilities other than investments in securities at the end of the period, resulting from changes in exchange rates.

g. Repurchase Agreements:

The Trust, through its custodians, receives delivery of the underlying securities, whose market is required to be at least 102% of the resale price at the time of purchase. The Trust's investment advisor, Franklin Advisers, Inc., is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRUST SHARES

Effective January 2, 1997, the Pacific Growth Fund offers three classes of shares: Class I, Class II and Advisor Class shares, and the Foreign Smaller Companies Fund offers two classes of shares: Class I and Advisor Class shares. Prior to this date, only Class I shares were offered for each fund. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At April 30, 1997, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Fund's shares for the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:


                                                            Templeton                  Templeton Foreign
                                                       Pacific Growth Fund          Smaller Companies Fund
                                                      Shares       Amount            Shares       Amount
Class I
Six months ended April 30, 1997
Shares sold                                        2,558,798    $37,898,618       2,620,453   $37,297,355
Shares issued in reinvestment of distributions        17,378        261,706         296,505     4,021,052
Shares redeemed                                   (2,905,070)   (43,241,230)     (1,416,601)  (20,206,101)
                                                  --------------------------------------------------------
Net increase (decrease)                             (328,894)  $ (5,080,906)      1,500,357   $21,112,306
                                                  ========================================================
Year ended October 31, 1996
Shares sold                                        6,244,033    $91,529,496       2,851,402   $38,019,671
Shares issued in reinvestment of distributions       273,824      3,846,596         362,506     4,445,701
Shares redeemed                                   (5,957,749)   (87,545,608)     (2,273,240)  (30,377,280)
                                                  --------------------------------------------------------
Net increase                                         560,108    $ 7,830,484         940,668   $12,088,092
                                                  ========================================================
Class II
Six months ended April 30, 1997
Shares sold                                          116,223    $ 1,689,926
Shares redeemed                                      (79,702)    (1,162,241)
                                                     -----------------------
Net increase                                          36,521      $ 527,685

                                                     =======================

2. TRUST SHARES (cont.)
                                                            Templeton                  Templeton Foreign
                                                       Pacific Growth Fund          Smaller Companies Fund
                                                      Shares       Amount            Shares       Amount
Advisor Class
For the period January 2, 1997 through April 30, 1997
Shares sold                                           75,879     $1,131,824          56,577      $810,831
Shares redeemed                                         (770)       (11,405)           (968)      (13,817)
                                                      ----------------------------------------------------
Net increase                                          75,109     $1,120,419          55,609      $797,014
                                                      ====================================================

3. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended April 30, 1997 were as follows:

                             Templeton     Templeton
                              Pacific   Foreign Smaller
                            Growth Fund Companies Fund

Purchases                 $ 2,062,295     $16,350,029
Sales                     $13,604,448     $11,164,898

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, office space and facilities to each Fund and receives fees computed monthly on the average daily net assets of each Fund at an annualized rate of 1% of the first $100 million of net assets; 9/10 of 1% of net assets in excess of $100 million up to and including $250 million; 8/10 of 1% of net assets in excess of $250 million up to and including $500 million; and 3/4 of 1% of net assets in excess of $500 million. Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI ), an indirect subsidiary of Templeton Worldwide, Inc. (Worldwide), which is a direct, wholly-owned subsidiary of Franklin Resources, Inc. (Resources) receives from the Advisers a fee equal to an annual rate of 1/2 of 1% of the value of each Fund's net assets up to and including $100 million; 2/5 of 1% of net assets in excess of $100 million up to and including $250 million; 3/10 of 1% of net assets in excess of $250 million up to and including $500 million; and 1/4 of 1% of net assets in excess of $500 million. Effective March 1, 1997, Advisers has voluntarily agreed to reduce its respective fee to the extent necessary to limit total expenses to an annual rate of 1.45% and 1.20% of average net assets of Class I and Advisor Class shares, respectively. The amount of the reduction for the six months ended April 30, 1997, is set forth in the Statement of Operations.

Pursuant to a shareholder service agreement with Franklin Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Such costs incurred for the six months ended April 30, 1997 aggregated $126,000.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Funds will reimburse Distributors, in an amount up to 0.25% and 1.00% per annum of the Funds' average daily net assets of Class I and Class II shares, respectively, for cost incurred in the promotion, offering, and marketing of the Funds' shares. Fees incurred by the Pacific Growth Fund and Foreign Smaller Companies Fund under the Plan aggregated $49,800 and $97,527, respectively, for the six months ended April 30, 1997.

In its capacity as underwriter for the shares of the Trust, Franklin Templeton Distributors, Inc. (Distributors) receives commissions on sales of the Trust's shares. Commissions are deducted from the gross proceeds received from the sale of the shares of the Trust and as such are not expenses of the Funds. Commissions received by Franklin Templeton Distributors, Inc. and the amounts which were subsequently paid to other dealers for the six months ended April 30, 1997 were as follows:

                               Templeton     Templeton
                                Pacific   Foreign Smaller
                              Growth Fund Companies Fund

Total commissions received    $215,319.67       $415,951
                               ===========================
Paid to other dealers         $186,627.33        $357,260
                               ---------------------------

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, Worldwide, TICI and Investor Services, all wholly-owned subsidiaries of Resources.

5. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1996, for tax purposes, the Funds had capital loss carryovers as follows:
                                                Templeton      Templeton
                                                Pacific      Foreign Smaller
                                                Growth Fund  Companies Fund

Capital loss carryovers expiring in:  2004       $33,117               --


6.  FINANCIAL  HIGHLIGHTS

Select data for each share of beneficial interest outstanding throughout each period, by Fund, are as follows:


                    Per Share Operating Performance                                         Ratio/Supplemental Data
                                                                                                      Ratio
                                           Distri-                                                    of Net
                          Net      Total   butions                                                    Invest-
        Net Asset       Realized & From    From     Distri-         Net            Net       Ratio of ment
        Value at  Net   Unrealized Invest- Net      butions         Asset          Assets    Expenses Income to
 Year   Begin-   Invest-  Gain     ment    Invest-  From    Total   Value          at End    to Aver- Average  Portfolio Average
 Ended  ning     ment    (Loss) on Opera-  ment     Capital Distri- at End  Total  of Year   age Net  Net      Turnover  Commission
Oct. 31 of Year  Income Securities tions   Income   Gains   butions of Year Return+(in 000's)Assets   Assets   Rate      Rate

Templeton Pacific Growth Fund
Class I Shares:
1992   $10.07    $.14     $ .836   $ .976   $(.146)   $--  $ (.146)$10.90   9.77% $ 5,724     .29%**  1.80%    62.96%
1993    10.90     .19      3.825    4.015    (.193)   (.282) (.475) 14.44  38.46   22,619    0.50**   2.03     47.52
1994    14.44     .21      1.008    1.218    (.198)   (.060) (.258) 15.40   8.46   58,241    1.22**   1.54      9.16
1995    15.40     .15     (1.013)   (.863)   (.156)   (.271) (.427) 14.11  (5.54)  50,247    1.72     1.04     36.21
1996    14.11     .12      1.410    1.530    (.213)   (.927)(1.140) 14.50  11.27   59,740    1.52     1.06     13.48     $.0092
1997++  14.50     .05      (.195)   (.145)   (.075)+++ .000  (.075) 14.28  (1.03)  54,144    1.67*    0.70      3.64     $.0100
Class II Shares (from January 2, 1997):
1997++  15.10     .02      (.890)   (.870)    .000     .000   .000  14.23  (5.74)     520    2.56*    1.03      3.64     $.0100
Advisor Shares (from January 2, 1997):
1997++  15.10     .06      (.870)   (.810)    .000     .000   .000  14.29  (5.37)   1,073    1.56*    1.87      3.64     $.0100
Templeton Foreign Smaller Companies Fund
1992    10.07     .19      (.038)    .152    (.202)    --    (.202) 10.02   1.46    6,944    0.29**   2.36      48.78
1993    10.02     .42      2.253    2.673    (.413)    --    (.413) 12.28  27.40   19,217    0.50**   4.22      52.99
1994    12.28     .23      1.540    1.770    (.220)    --    (.220) 13.83  14.56   57,854    1.22**   1.99      21.80
1995    13.83     .25      (.077)    .173    (.190)   (.588) (.778) 13.23   1.75   50,947    1.63     1.86       9.12
1996    13.23     .35      1.880    2.230    (.254)  (1.026)(1.280) 14.18  18.49   67,967    1.53     2.50      40.46    $.0026
1997++  14.18     .10      1.030    1.130    (.240)   (.710) (.950) 14.36   8.38   90,386    1.60*    1.52      16.51    $.0010
Advisor Shares (from January 2, 1997):
1997++  14.00     .10       .270     .370     .000     .000   .000  14.37   2.26      799    1.46*    3.25      16.51    $.0010


+Total return measures the changes in value of an investment over the periods indicated. It does not include the maximum initial sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value.

++For the six months ended April 30, 1997.

+++Includes distribution in excess of net investment income in the amount of $.001.

*Annualized

**During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed to waive in advance a portion of its management fees. Had such action not been taken, ratios of expenses to average net assets would have been as follows:


                                    Ratio of expenses to
                                      average net assets
Templeton Pacific Growth Fund
1992                                         2.50%
1993                                         2.31
1994                                         1.72
Templeton Foreign Smaller Companies Fund
1992                                         2.50%
1993                                         2.27
1994                                         1.76



Franklin Templeton International Trust Semi-Annual Report April 30, 1997

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the Geographic Distribution of the fund's securities on April 30, 1997, based on total net assets.

Geographic Distribution on April 30, 1997

Hong Kong                                       29.2%
Japan                                           13.8%
Singapore                                        7.6%
Malaysia                                         6.3%
Australia                                        6.1%
China                                            5.4%
Other Countries                                 17.8%
Short-Term Obligations & Other Net Assets       13.8%

GRAPHIC MATERIAL (2)

This chart shows in pie format the Geographic Distribution of the fund's securities on April 30, 1997, based on total net assets.

Geographic Distribution on April 30, 1997

Europe                                          54.8%
Asia                                            16.1%
Australia & New Zealand                          4.6%
Latin America                                    4.4%
North America                                    2.0%
Mid-East & Africa                                1.0%
Short-Term Obligations & Other Net Assets       17.1%